SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

August 4, 2003

Date of Report (Date of earliest event reported)

WEBMD CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-24975	94-3236644

(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)

669 River Drive, Center 2
Elmwood Park, New Jersey 07407-1361

(Address of principal executive offices, including zip code)

(201) 703-3400

(Registrant’s telephone number, including area code)

(Former name or address, if changed since last report)

SIGNATURE
EXHIBIT INDEX
EX-99.1 PRESS RELEASE DATED AUGUST 4, 2003
EX-99.2 PRESS RELEASE DATED AUGUST 5, 2003
EX-99.3 SECOND QUARTER FINANCIAL TABLES

     All statements contained in this Current Report on Form 8-K, other than statements of historical fact, are forward-looking statements, including those regarding WebMD’s guidance on future financial results and other projections or measures of future performance of WebMD; the amount and timing of the benefits expected from strategic initiatives and acquisitions; potential changes in WebMD’s business relationships; future deployment of applications; the prospects for new applications of porous plastics and other porous media; and other potential sources of additional revenue. These statements are based on WebMD’s current plans and expectations and involve risks and uncertainties that could cause actual future events or results to be different than those described in or implied by such forward-looking statements. These risks and uncertainties include those relating to: market acceptance of WebMD’s products and services; operational difficulties relating to combining acquired companies and businesses; WebMD’s ability to form and maintain mutually beneficial relationships with customers and strategic partners; changes in economic, political or regulatory conditions or other trends affecting the healthcare, Internet, information technology and plastics industries, including matters relating to the Health Insurance Portability and Accountability Act of 1996 (HIPAA); and the ability of WebMD to attract and retain qualified personnel. Further information about these matters can be found in WebMD’s other Securities and Exchange Commission filings. WebMD expressly disclaims any intent or obligation to update these forward-looking statements.

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     This Current Report on Form 8-K includes both financial measures in accordance with accounting principles generally accepted in the United States of America, or GAAP, as well as non-GAAP financial measures. The non-GAAP financial measures include: income before taxes, restructuring, non-cash and other items; income from continuing operations before taxes, restructuring, non-cash and other items; and related per share amounts. WebMD believes that those non-GAAP measures, and changes in those measures, are meaningful indicators of WebMD’s performance and provide additional information that management finds useful in evaluating such performance and in planning for future periods. Accordingly, WebMD believes that such additional information may be useful to investors. The non-GAAP financial measures should be viewed as supplemental to, and not as an alternative for, the GAAP financial measures.

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ITEM 5.	OTHER EVENTS

     On August 4, 2003, WebMD Corporation announced that it had completed the sale of Porex Bio Products, Inc. and Porex Medical Products, Inc. in two separate transactions for an aggregate sales price of $46.5 million in cash, subject to customary post-closing adjustments. Porex, WebMD’s plastic technologies segment, retains its core Porous Products and Surgical Products units.

     Molecular BioProducts, Inc., a subsidiary of Apogent Technologies Inc., purchased Bio Products and Medegen Holdings LLC purchased Medical Products. Bio Products manufactures injection-molded disposable plastic products for liquid handling and storage used in the research and clinical laboratory and life science markets. Medical Products manufactures injection-molded plastic medical products and components for the hospital, clinic and home care markets.

     WebMD will realize a loss of approximately $36 million on the divestitures, subject to customary post-closing adjustments, of which approximately $33 million will be reflected in the results for the June 30, 2003 quarter as an impairment charge, with the balance being reflected in the September 30, 2003 quarter as a loss on disposal. Beginning in the September 2003 quarter, the historical results of these businesses, including the loss related to the divestiture, will be reclassified as discontinued operations in the Company’s financial statements.

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     On August 5, 2003, WebMD Corporation announced its results for the quarter ended June 30, 2003. Attached hereto as Exhibit 99.3 and incorporated by reference herein are financial tables that accompanied the press release issued by WebMD announcing the results.

ITEM 7.	FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

The following exhibits are filed herewith:

99.1	Press Release issued by WebMD Corporation, dated August 4, 2003, regarding the sale of Porex Bio Products, Inc. and Porex Medical Products, Inc.

99.2	Press Release issued by WebMD Corporation, dated August 5, 2003, regarding WebMD’s second quarter results

99.3	Second Quarter Financial Tables Accompanying Exhibit 99.2

ITEM 9.	REGULATION FD DISCLOSURE

     On August 4, 2003, WebMD Corporation issued a press release announcing the sale of Porex Bio Products, Inc. and Porex Medical Products, Inc. for an aggregate sales price of $46.5 million in cash, subject to customary post-closing adjustments. A copy of the press release is attached as Exhibit 99.1. Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

ITEM 12.	DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On August 5, 2003, WebMD Corporation issued a press release announcing its second quarter 2003 results. A copy of the press release is attached as Exhibit 99.2. Exhibit 99.2 shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

     The press release was accompanied by the financial tables incorporated by reference into Item 5, above.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, WebMD Corporation has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WEBMD CORPORATION

Dated: August 5, 2003	By:	/s/ Lewis H. Leicher

Lewis H. Leicher
Senior Vice President

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release issued by WebMD Corporation, dated August 4, 2003, regarding the sale of Porex Bio Products, Inc. and Porex Medical Products, Inc.

99.2	Press Release issued by WebMD Corporation, dated August 5, 2003, regarding WebMD’s second quarter results

99.3	Second Quarter Financial Tables Accompanying Exhibit 99.2